                                                                       Exhibit S

                               POWER OF ATTORNEY



         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Convertible and High Income Fund.



Signature                               Title                  Date

/s/ John E. Neal                        Trustee                March 19, 2003
---------------------------------
John E. Neal

                                POWER OF ATTORNEY



         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Convertible and High Income Fund.



Signature                             Title                    Date

/s/ William Rybak                     Trustee                  March 19, 2003
---------------------------------
William Rybak

                                POWER OF ATTORNEY



         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Convertible and High Income Fund.



Signature                             Title                    Date

/s/ Weston W. Marsh                   Trustee                  March 19, 2003
---------------------------------
Weston W. Marsh

                                POWER OF ATTORNEY



         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Convertible and High Income Fund.



Signature                             Title                    Date

/s/ Richard J. Dowen                  Trustee                  March 19, 2003
---------------------------------
Richard J. Dowen

                                POWER OF ATTORNEY



         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Convertible and High Income Fund.



Signature                             Title                    Date

/s/ Joe F. Hanauer                    Trustee                  March 19, 2003
---------------------------------
Joe F. Hanauer